SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) July 27, 2005
LIGHTBRIDGE, INC.
(Exact Name of Registrant aas Specified in Charter)

DELAWARE (State or Other Jurisdic- tion of Incorporation)	000-21319 (Commission File Number)	04-3065140 (IRS Employer Identification No.)
30 Corporate Drive, Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code (781) 359-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EX-99.1 Press Release dated July 27, 2005

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On July 27, 2005, Lightbridge, Inc., a Delaware corporation (“Lightbridge” or the “Company”), announced its results of operations for the quarter and six months ended June 30, 2005.
A copy of the press release issued by Lightbridge on July 27, 2005, entitled “Lightbridge Announces Profitable Second Quarter 2005 Financial Results” is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) EXHIBITS.

99.1	Press Release dated July 27, 2005, entitled “Lightbridge Announces Profitable Second Quarter 2005 Financial Results.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE, INC.
July 27, 2005	By:	/s/ Timothy C. O'Brien
Timothy C. O'Brien
Vice President, Finance and Administration, Chief Financial Officer and Treasurer